THE MANAGERS FUNDS

MANAGERS SMALL COMPANY FUND

Supplement dated March 8, 2006

to the Prospectus dated May 1, 2005

The following information supplements and supersedes any information to the contrary relating to Managers Small Company Fund (the “Fund”), a series of The Managers Funds (the “Trust”), contained in the Fund’s Prospectus dated May 1, 2005.

At a meeting held on March 3, 2006, the Fund’s Board of Trustees approved the appointment of Epoch Investment Partners, Inc. (“Epoch”) as an additional asset manager to the Fund effective March 8, 2006. Prior to March 8, 2006, Kalmar Investment Advisers (“Kalmar”) was the sole asset manager to the Fund. Effective March 8, 2006, Kalmar and Epoch each manage a portion of the Fund, each acting independently of the other and using its own methodology to select portfolio investments.

Epoch seeks to generate risk adjusted returns by building portfolios of “businesses” with attractive risk/reward profiles without running a high degree of capital risk. In selecting securities, Epoch begins with the universe of small company stocks. Within this universe, Epoch determines a business’ valuation and looks for companies selling at or below their determined valuation. In analyzing investments, Epoch considers the management quality, business valuation, financial strength and other external factors. Epoch focuses less on selecting securities for short-term gain. Rather, it identifies businesses that it believes are worthy of long-term investment. Epoch seeks to construct a diversified portfolio across attractive sectors, limit individual holding sizes, and follow a strict sell discipline with low relative portfolio turnover.

Epoch, located at 640 Fifth Avenue, 18th Floor, New York, NY 10019, had approximately $2.2 billion in assets under management as of December 31, 2005. The portfolio managers primarily responsible for the day-to-day management of the portion of the Fund managed by Epoch are William W. Priest, David N. Pearl and Joseph W. Donaldson.

Mr. Priest is the Chief Executive Officer, Chief Investment Officer and co-founder of Epoch. Prior to co-founding Epoch in 2004, Mr. Priest was a Co-Managing Partner and Portfolio Manager at Steinberg Priest & Sloane Capital Management, LLC (“Steinberg Priest”) from March 2001 to April 2004. Prior to that time, Mr. Priest was Chairman, Managing Director and a Portfolio Manager at Credit Suisse Asset Management, LLC (“CSAM”) from May 2000 to March 2001; Chief Executive Officer, Chairman of the Management Committee, Managing Director and Portfolio Manager at CSAM from January 1998 to April 2000; and prior to that CEO and portfolio manager of predecessor BEA Associates from 1989 to 1998. Mr. Priest’s role with respect to the portion of the Fund managed by Epoch is overseeing strategy and risk management.

Mr. Pearl joined Epoch in April 2004 and is a Managing Director and Portfolio Manager. From June 2001 to April 2004, Mr. Pearl was a Managing Director and Portfolio Manager at Steinberg Priest where he was responsible for both institutional and private client assets. From 1997 to June 2001, Mr. Pearl held a similar portfolio management position at ING Furman Selz Asset Management. Mr. Pearl’s role with respect to the portion of the Fund managed by Epoch is to serve as lead portfolio manager.

Mr. Donaldson joined Epoch in September 2004 and is a Managing Director, Portfolio Manager and Analyst. From October 2001 to September 2004, Mr. Donaldson was a Managing Director, U.S. Equities, at Steinberg Priest where he functioned as a senior analyst with broad responsibility including expertise in both Business and Healthcare Services. From March 1998 to October 2001, Mr. Donaldson was a Senior Analyst at First Manhattan Company. Mr. Donaldson’s role with respect to the portion of the Fund managed by Epoch is to serve as associate portfolio manager and senior analyst.

All references with respect to the asset manager of the Fund under the heading “Portfolio Management of the Fund” shall now include Epoch.

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